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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 1996

                           Commission File No. 0-15893

                    CONSOLIDATED HEALTH CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                                               91-1256470
(State or Other Jurisdiction of                          (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)

38 Pond Street, Suite 305
Franklin, Massachusetts                                         02038
(Address of principal executive offices)                     (Zip Code)


                                 (508) 520-2422
                     Registrants telephone number including
                                    area code

                                 Not Applicable
                  Former name, former address and former fiscal
                       year, if changed since last report

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Item 4.  Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

         (i) On October 29, 1996 Consolidated Health Care Associates, Inc. (the "Company") was notified by the firm of Price Waterhouse LLP that they were resigning from the client-auditor relationship.

         (ii) The reports of Price Waterhouse LLP on the Company's financial statements for the last two fiscal years contained no adverse opinion nor disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope or accounting principle, except that their report on the financial statements for fiscal 1995 was modified indicating uncertainty regarding the company's ability to continue as a going concern.

         (iii) In connection with the audits of the Company's financial statements for each of its two most recent fiscal years and through October 29, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their Report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through October 29, 1996, there were no "reportable events" (as defined in Regulation S-K Item 304(a)(I) (V)).

(b)      New independent accounts

         (i)      The Company has not yet appointed new independent accountants.

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Pursuant to the  requirements  of the  Securities  and Exchange Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  CONSOLIDATED HEALTH CARE
                                                          ASSOCIATES, INC.

Dated: November 6, 1996                     By:      /s/ Robert M. Whitty
                                                     -------------------------
                                                     Robert M. Whitty
                                                     President


Dated: November 6, 1996                     By:      /s/ Raymond L. LeBlanc
                                                     -------------------------
                                                     Raymond L. LeBlanc
                                                     Chief Financial Officer


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Exhibit Index

Exhibit Number                      Exhibit                                 Page
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16                       Copy of letter from Price Waterhouse LLP             6
                         dated November 4, 1996 addressed to the
                         Securities and Exchange Commission.














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